Exhibit 10.22.6

Execution Version

SIXTH AMENDMENT TO Credit agreement AND guaranty

This Sixth Amendment to Credit Agreement and Guaranty (this “Amendment”) is made as of March 4, 2025, by and among BIOXCEL THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders” and individually, a “Lender”), and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders previously entered into that certain Credit Agreement and Guaranty, dated as of April 19, 2022 (including the exhibits and other attachments thereto, as amended by that certain Waiver and First Amendment to Credit Agreement and Guaranty, dated as of November 13, 2023, that certain Second Amendment to Credit Agreement and Guaranty and Termination of Revenue Interest Financing, dated as of December 5, 2023, that certain Third Amendment to Credit Agreement, dated as of February 12, 2024, that certain Fourth Amendment to Credit Agreement and Guaranty, dated as of March 20, 2024, and the Fifth Amendment to Credit Agreement and Guaranty and First Amendment to Fourth Amendment to Credit Agreement and Guaranty, dated as of November 21, 2024 (the “Existing Credit Agreement”, and as further amended by this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to Section 8.22 of the Existing Credit Agreement, Borrower was required to, on or prior to December 6, 2024, select, and on or prior to December 12, 2024, engage, an investment banker reasonably acceptable to the Administrative Agent and the Lenders to assist the Borrower and its Board with evaluating and exploring strategic options (collectively, the “Banker Engagement”);

WHEREAS, by email on December 6, 2024, Borrower, Administrative Agent and the Lenders agreed to modify the foregoing requirement to require Borrower to complete the Banker Engagement on prior to January 24, 2025;

WHEREAS, an Event of Default has occurred and is continuing under Section 11.01(d) of the Existing Credit Agreement as a result of Borrower’s failure to satisfy the requirements of Section 8.22 of the Existing Credit Agreement (together with the Event of Default arising from the failure to deliver a notice of Default pursuant to Section 8.02(a) of the Existing Credit Agreement, the “Specified Events of Default”);

WHEREAS, the Administrative Agent and the Lenders have agreed to waive the Specified Events of Default on the terms and subject to the conditions set forth herein; and

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrower, the Administrative Agent and the Lenders party hereto hereby covenant and agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
2.

Waiver. Subject to the satisfaction of the condition precedent specified in Section 5 hereof and the condition subsequent specified in Section 6 hereof, the Administrative Agent and the Lenders hereby waive the Specified Events of Default.

3.	Amendments to the Existing Credit Agreement. Subject to the satisfaction of the condition precedent specified in Section 5 hereof and the condition subsequent specified in Section 6 hereof:
(a)	Section 8.22 of the Credit Agreement is amended and restated in its entirety as follows:

8.22     Investment Bank. On or prior to March 15, 2025, the Borrower shall select and engage an investment banker reasonably acceptable to the Administrative Agent and the Lenders to assist the Borrower and its Board with evaluating and exploring strategic options.

(b)

Section 14.04 of the Existing Credit Agreement is amended by deleting the language, “an instrument in writing signed by the Borrower, the Administrative Agent and the Majority Lenders”, and replacing it as follows:

“ agreement of the Borrower, the Administrative Agent and the Majority Lenders, which may be evidenced by an instrument in writing signed by such Persons or by email confirmation from such Persons”.

4.

Reaffirmation of Loan Documents. Except as otherwise expressly provided herein, the parties hereto agree that all terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect.  The Borrower hereby confirms that the Security Documents and all of the Collateral described therein do, and shall continue to, secure the payment in full and performance of all of the Obligations.

5.	Conditions Precedent to Effectiveness. This Amendment shall be subject to the following conditions precedent:
(a)	This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower and the Lenders, which constitute all of the Lenders under the Existing Credit Agreement;
(b)

After giving effect to the waiver in Section 2 hereof, each of the representations and warranties in Section 7 of this Amendment, Section 7 of the Credit Agreement and in the other Loan Documents shall be true, accurate and complete in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date;

(c)

At the time of and after giving effect to this Amendment, other than the Specified Events of Default, no fact or condition exists that constitutes, or with the passage of time, the giving of notice, or both, would constitute, a Default or Event of Default; and

(d)

The Borrower shall have paid all costs, fees and expenses of the Administrative Agent and the Lenders, including, the fees and expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Oaktree Lenders and the fees and expenses of Allen Overy Shearman Sterling US LLP, as outside counsel to Q Boost Holding LLC, incurred prior to the date hereof, to the extent invoiced on or prior to the date hereof.

6.

Condition Subsequent to Effectiveness. This Amendment shall be subject to the following condition subsequent:  Prior to 5:00 pm ET on March 15, 2025, the Borrower shall receive at least $6,000,000 in gross cash proceeds from the issuance of the Borrower’s common stock and warrants and/or pre-funded warrants, in each case, for common stock.

7.	Representations and Warranties. The Borrower hereby represents and warrants:
(a)

None of the execution, delivery and performance by the Borrower of this Amendment and the documents, instruments and agreements executed in connection herewith (collectively, the “Amendment Documents”) or performance under the Amendment Documents (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Borrower or any of its Subsidiaries.

(b)

This Amendment and the other Amendment Documents have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests, and duly executed and delivered by the Borrower and constitutes, and each of the Amendment Documents when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

8.	Release.
(a)

In consideration of this Amendment and agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower (the “Releasing Party”), on behalf of itself and its successors, assigns and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lenders and not in any other capacity such party may have relative to the Releasing Party (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”).  The Releasing Party expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7.  Furthermore, the Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 7.  The foregoing release, covenant and waivers of this Section 7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.

(b)

Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)

Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

9.

Fees and Expenses. The Borrower agrees to pay on demand (a) all out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders accrued prior to the date hereof and (b) all out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution and delivery of (i) this Amendment, (ii) any Amendment Documents, other Loan Documents or other post-closing amendments, agreements, arrangements or documentation, (iii) any other instruments and documents to be delivered hereunder or thereunder, in each case of clauses (a) and (b), including the fees and expenses of Sullivan & Cromwell LLP, as outside counsel to Administrative Agent and the Oaktree Lenders, and Allen Overy Shearman Sterling US LLP, as outside counsel to Q Boost Holding LLC, with respect thereto.

10.	Miscellaneous.
(a)

Except as otherwise expressly provided herein, (i) all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement or any of the Loan Documents.  None of the Administrative Agent or any Lender is under any obligation to enter into this Amendment.  The entering into of this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower, on the other hand, with regard to any provision of the Loan Documents.  This Amendment shall constitute a Loan Document.

(b)

This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  An executed facsimile or electronic copy of this Amendment shall be effective for all purposes as an original hereof.

(c)

This Amendment expresses the entire understanding of the parties with respect to the amendments contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)

This Amendment and its contents shall be subject to the governing law, indemnification, venue, service of process, waivers of jury trial and severability provisions of the Existing Credit Agreement, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

BIOXCEL THERAPEUTICS, INC.

By:	/s/ Vimal Mehta
Name:	Vimal Mehta
Title:	Chief Executive Officer

Address for Notices:
555 Long Wharf Drive, 12th Floor
New Haven, CT
06511

With a copy to (which shall not constitute notice):

Cooley LLP
3 Embarcadero Center
20th Floor
San Francisco, CA 94111-4004
Attn: Mischi a Marca
Email: gmamarca@cooley.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC 333
S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P. 333
S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP 125
Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

LENDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE DIVERSIFIED INCOME FUND INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Authorized Signatory

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

Oaktree LSL Fund Holdings EURRC S.à r.l.
26A, boulevard Royal L-2449
Luxembourg, Grand Duchy of Luxembourg
R.C.S Luxembourg Number: B269245

By:	/s/ Martin Eckel
Name:	Martin Eckel
Title:	Manager

By:	/s/ Flora Verrecchia
Name:	Flora Verrecchia
Title:	Manager

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Senior Vice President

Address for Notices:
Oaktree Fund Administration, LLC
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Oaktree Agency
Email: Oaktreeagency@alterdomus.com

With a copy to:
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Fl.
Los Angeles, CA 90071
Attn: Aman Kumar
Email: AmKumar@oaktreecapital.com

With a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn: Ari B. Blaut
Email: blauta@sullcrom.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]

Q BOOST HOLDING LLC

By:	/s/ Ahmed Nasser Al-Abdulghani
Name:	Ahmed Nasser Al-Abdulghani
Title:	Director

Address for Notices:
c/o Qatar Investment Authority
Ooredoo Tower (Building 14)
Al Dafna Street (Street 801)
Al Dafna (Zone 61) Doha, Qatar

A copy (which shall not constitute notice) shall also be sent to:

General Counsel
Qatar Investment Authority
Ooredoo Tower (Building 14)
Al Dafna Street (Street 801)
Al Dafna (Zone 61)
Doha, Qatar
Email:	notices.legal@qia.qa

A copy (which shall not constitute notice) shall also be sent to:

Shearman & Sterling LLP
535 Mission Street, 25th Floor
San Francisco, CA 94105
Attn:	Michael S. Dorf
Tomasz Kulawik
Email:	mdorf@shearman.com
tomasz.kulawik@shearman.com

[Signature Page to Sixth Amendment to Credit Agreement and Guaranty]